UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

NEW PROVIDENCE ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Delaware	001-41023	86-1433401
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10900 Research Blvd
Suite 160C, PMB 1081
Austin, TX	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 231-7070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	NPABU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	NPAB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	NPABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 19, 2023, New Providence Acquisition Corp. II (“NPA II”) filed a definitive proxy statement (the “Extension Proxy Statement”) in connection with a special meeting in lieu of an annual meeting of stockholders to be held on May 5, 2023, to consider and act upon a proposal to extend the date by which NPA II has to consummate a business combination (the “Termination Date”) from May 9, 2023 to May 9, 2024. The Extension Proxy Statement was mailed to NPA II’s stockholders of record as of April 11, 2023. Stockholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which NPA II public stockholders had to complete the procedures for electing to redeem their Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), was 5:00 p.m., Eastern Time, on May 3, 2023 (“Redemption Deadline”). The initial number of shares tendered for redemption prior to the Redemption Deadline was 19,732,125. The deadline for stockholders to withdraw previously submitted redemption requests is May 5, 2023, prior to 10:30 a.m., Eastern Time, subject to approval by the board of directors of NPA II.

Stockholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2023

NEW PROVIDENCE ACQUISITION CORP. II

By:	/s/ James Bradley
Name:	James Bradley
Title:	Chief Financial Officer

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